Exhibit 99.1

Epic Bancorp

851 Irwin Street San Rafael, CA 94901 (415) 526-6400
For Immediate Release
July 18, 2005

	Contact:	Kit M. Cole
Chairman/CEO
415-526-6400

Epic Bancorp Announces 67.8% Increase in Second Quarter and
43.4% Increase in Year-To-Date Earnings.

San Rafael, CA—July 18, 2005--Epic Bancorp (“the Company”) (NASDAQ:EPIK), the holding company for Tamalpais Bank and Epic Wealth Management, today reported continued record levels of earnings, loans, and deposits.  Net income for the quarter ended June 30, 2005 of $1,139,000, or $0.30 per diluted share, compared with net earnings of $679,000, or $0.18 per diluted share for the same quarter ended in 2005.  The growth in earnings of $460,000 represented an increase of 67.8% over the comparable period last year.  Quarterly diluted earnings per share increased 66.7% over the comparable period last year, and basic earnings per share of $0.31 increased 63.2% from $0.19 in comparable period last year.

Net income for the six months ended June 30, 2005 of $2,060,000 represented an increase of $624,000 or 43.4% over net income of $1,436,000 in the comparable period last year.  Year-to-date diluted earnings per share of $0.55 increased 37.5% from $0.40 in comparable period last year, and basic earnings per share of $0.56 increased 36.6% from $0.41 in the comparable period last year.

The total assets of the Company increased to an all time high of $452.4 million as of June 30, 2005, up $26.8 million (6.3%) from $425.6 million as of December 31, 2004 and up $12.6 million (2.9%) from March 31, 2005.  For the three and six months ended June 30, 2005:

•	loans increased by $17.6 million (4.7%) and $49.9 million (15.3%), respectively, to $375.5 million,
•	deposits increased by $19.4 million (7.0%) and $21.8 million (8.0%), respectively, to $296.5 million,
•	investment securities decreased by $5.8 million (9.8%) and $10.1 million (16.0%), respectively, to $52.8 million as proceeds were reinvested in higher yielding loans, and
•	stockholders’ equity increased by $1.0 million (4.3%) and 1.9 million (8.2%), respectively, to $25.1 million.

Throughout the first two quarters of 2005 the Company has continued its strategic plan to re-deploy assets from investments to loans as a means to increase net interest income and to grow retail deposits and reduce wholesale funding sources.  For the year-to-date, total deposits acquired through the five Tamalpais Bank branches

Epic Bancorp
Press Release
July 18, 2005

increased by $33.6 million while wholesale deposits decreased by $11.8 million.  As a result of the successful implementation of this plan, the net interest margin increased to 3.91% for the second quarter of 2005, up from 3.56% in the same period last year.

The Company’s net interest income before its provision for loan losses was $4,242,000 in the second quarter, a $762,000 (21.9%) increase compared to the same period in 2004.  The Company’s net interest income before its provision for loan losses for the six months ended June 30, 2005 was $8,358,000, a $1,743,000 (26.3%) increase compared to the same period in 2004.  The increases in net interest income are primarily attributable to both an increased earning asset base and a widening net interest margin.

Other operating income for the quarter ended June 30, 2005 was $463,000, or $336,000 (262%) higher than the same period in 2004.  This substantial increase was due to $171,000 in gain on sale of SBA loans and $146,000 in investment advisory fee income from Epic Wealth Management, a wholly owned subsidiary of the Company which began operations in the first quarter of 2005.  Other operating income for the year-to-date of $767,000 was $539,000 (236%) higher than the same period in 2004 due to $242,000 in gain on sale of SBA loans and $238,000 in investment advisory fee income from Epic Wealth Management.  Epic Wealth Management produced 31.3% of the Company’s fee income during the quarter and 31.0% of its fee income for the year-to-date.  Tamalpais Bank’s SBA department, which began operations in 2004, is expected to produce additional net interest and noninterest income throughout the remainder of 2005.

Total operating expenses for the quarter ended March 31, 2005 were $2,609,000, an increase of $465,000 or 21.7% over the same period in 2004.  For the year-to-date, total operating expenses were $5,148,000, an increase of $1,126,000 or 28.0% over the same period in 2004.  In the first half of 2005 the Company has invested significant resources in two relatively new retail branches, enhanced information technology, the new operations of Epic Wealth Management, and other infrastructure investments to position the Company for anticipated future growth.

The Company’s efficiency ratio, which measures the relationship of total operating expenses and total operating income, was 55.5% for the quarter ended March 31, 2005, as compared with 59.4% for the same period in 2004.  The improvement in year-to-date efficiency ratio to 56.4% compares favorably to the 58.8% during the same period in 2004.  The Company will continue to make infrastructure investments, particularly in the areas of technology, retail branches, business development, and investment advisory services during the remainder of the year.

“We are very pleased with our results this quarter and with the continuing success of Epic Wealth Management. We have added great talent to our investment team, now being led by Jeffrey Roush, CEO of Epic Wealth Management. Credit quality is strong and all aspects of our business are showing strength”.  Commented Kit M. Cole, Chairman and Chief Executive of Epic Bancorp.

Epic Bancorp
Press Release
July 18, 2005

“Our rapid growth coupled with strong financial performance has allowed us to be named one of only 38 financial institutions in the United States to receive the prestigious “Sm-All-star” ranking by Sandler O’Neill & Partners LLP,” Ms. Cole added.

About Epic Bancorp
Epic Bancorp (www.epicbancorp.com) based in San Rafael, CA, is the holding company of Tamalpais Bank, which operates five full-service banks in Marin County, and Epic Wealth Management.  The Company had $452 million in assets and $296 million in deposits as of June 30, 2005.  Shares of the Company’s common stock are traded on the NASDAQ Small Cap Market System under the symbol EPIK.  For additional information, please contact Kit Cole at (415) 526-6400.

About Tamalpais Bank in the Community
From its inception in 1991, Tamalpais Bank (www.tambank.com) has made its commitment to the Marin County community a priority, establishing and continuing to underwrite the annual Heart of Marin program, recognizing outstanding contributions to the Marin non-profit community through its Community Outreach Program.  For additional information, please contact Mark Garwood at (415) 454-1212.

About Epic Wealth Management
Epic Wealth Management specializes in helping clients of Tamalpais Bank and other high net worth families reach their lifetime financial goals through a collaborative, comprehensive and education-oriented approach to investment management. Epic Wealth Management and Epic Bancorp are located at 851 Irwin Street in San Rafael. For additional information about Epic Wealth Management, contact Jeff Roush at (415) 526-4300.

This news release contains forward-looking statements with respect to the financial condition, results of operation and business of Epic Bancorp and its subsidiaries. These include, but are not limited to, statements that relate to or are dependent on estimates or assumptions relating to the prospects of loan growth, credit quality, changes in securities or financial markets, and certain operating efficiencies resulting from the operations of Tamalpais Bank and Epic Wealth Management . These forward-looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following possibilities: (1) competitive pressure among financial services companies increases significantly; (2) changes in the interest rate environment reduce interest margins; (3) general economic conditions, internationally, nationally or in the State of California are less favorable than expected; (4) legislation or regulatory requirements or changes adversely affect the businesses in which the consolidated organization is or will be engaged;(5) the ability to satisfy the requirements of the Sarbanes-Oxley Act and other regulations governing internal controls; (6) volatility or significant changes in the equity and bond markets which can affect overall growth and profitability or our wealth management business ;and  (7) other risks detailed in the Epic Bancorp filings with the Securities and Exchange Commission. When relying on forward-looking statements to make decisions with respect to Epic Bancorp, investors and others are cautioned to consider these and other risks and uncertainties.  Epic Bancorp disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.

Epic Bancorp
Press Release
July 18, 2005

EPIC BANCORP AND SUBSIDIARIES
Consolidated Balance Sheets

	June 30, 2005	December 31, 2004	$ Change	% Change

	(unaudited)
Assets
Cash and cash equivalents:
Cash and due from banks	$7,157,511	$5,295,051	$1,862,460	35.2%
Federal funds sold	475,600	16,435,481	(15,959,881)	-97.1%
Investment in Money Market Fund	20	20	—	0.0%

Total Cash and Cash Equivalents	7,633,131	21,730,552	(14,097,421)	-64.9%
Interest-bearing time deposits in other financial institutions	921,384	999,646	(78,262)	-7.8%
Investment securities
Available-for-sale	18,559,564	22,039,802	(3,480,238)	-15.8%
Held-to-maturity, at cost	34,260,365	40,851,486	(6,591,121)	-16.1%
Federal Home Loan Bank restricted stock, at cost	6,566,600	6,933,500	(366,900)	-5.3%
Pacific Coast Banker’s Bank restricted stock, at cost	50,000	50,000	—	0.0%
Loans receivable	379,704,509	329,251,030	50,453,479	15.3%
Less: Allowance for loan losses	(4,159,000)	(3,600,433)	(558,567)	15.5%

	375,545,509	325,650,597	49,894,912	15.3%
Bank premises and equipment, net	3,630,851	2,705,252	925,599	34.2%
Accrued interest receivable	2,050,256	1,996,677	53,579	2.7%
Other assets	3,146,147	2,652,159	493,988	18.6%

Total Assets	$452,363,807	$425,609,671	$26,754,136	6.3%

Liabilities and Stockholders’ Equity
Liabilities
Deposits
Noninterest-bearing deposits	$16,616,224	$13,029,710	$3,586,514	27.5%
Interest-bearing checking deposits	6,777,082	7,773,492	(996,410)	-12.8%
Money market and saving deposits	127,937,717	123,001,493	4,936,224	4.0%
Certificates of deposit greater than or equal to $100,000	62,607,104	60,544,446	2,062,658	3.4%
Certificates of deposit less than $100,000	82,521,351	70,270,833	12,250,518	17.4%

Total Deposits	296,459,478	274,619,974	21,839,504	8.0%
Federal Home Loan Bank Advances	118,629,526	115,780,636	2,848,890	2.5%
Junior Subordinated Debentures	10,310,000	10,310,000	—	0.0%
Accrued interest payable and other liabilities	1,888,301	1,724,383	163,918	9.5%

Total Liabilities	427,287,305	402,434,993	24,852,312	6.2%

Commitment and Contingencies	—	—	—	0.0%
Stockholders’ Equity
Common stock, no par value; 10,000,000 shares authorized; 3,673,345 and 3,665,702 shares issued and outstanding at March 31, 2005 and December 31, 2004, respectively	10,187,081	10,159,239	27,842	0.3%
Retained earnings	15,084,337	13,244,716	1,839,621	13.9%
Accumulated other comprehensive income	(194,916)	(229,277)	34,361	-15.0%

Total Stockholders’ Equity	25,076,502	23,174,678	1,901,824	8.2%

Total Liabilities and Stockholders’ Equity	$452,363,807	$425,609,671	$26,754,136	6.3%

Epic Bancorp
Press Release
July 18, 2005

EPIC BANCORP AND SUBSIDIARIES
Consolidated Statements of Income
For the Periods Ended June 30, 2005 and 2004

	Three Months Ended June 30,		Six Months Ended June 30,

	2005	2004	2005	2004

	(Unaudited)		(Unaudited)
Interest Income
Interest and fees on loans	$6,443,211	$4,652,850	$12,404,431	$8,997,210
Interest on investment securities	479,555	626,698	984,693	791,897
Interest on Federal funds sold	15,947	12,549	36,244	40,269
Interest on other investments	74,181	61,225	138,337	99,670
Interest on deposits in other financial institutions	10,530	16,125	21,110	58,508

Total Interest Income	7,023,424	5,369,447	13,584,815	9,987,554

Interest Expense
Interest expense on deposits	1,738,444	1,046,153	3,209,229	1,989,806
Interest expense on borrowed funds	862,281	715,298	1,672,285	1,125,843
Interest expense on Junior Subordinated Debentures	180,933	128,221	344,917	256,538

Total Interest Expense	2,781,658	1,889,672	5,226,431	3,372,187

Net Interest Income Before Provision for Loan Losses	4,241,766	3,479,775	8,358,384	6,615,367
Provision for Loan Losses	198,939	339,700	558,567	578,700

Net Interest Income After Provision for Loan Losses	4,042,827	3,140,075	7,799,817	6,036,667

Noninterest Income
Gain on sale of loans, net	170,864	—	241,613	—
Loss on sale of securities, net	—	(26,342)	—	(26,342)
Loan servicing	16,014	72,715	37,463	96,765
Other income	276,552	81,486	487,916	157,524

Total Noninterest Income	463,430	127,859	766,992	227,947

Noninterest Expenses
Salaries and benefits	1,401,166	1,142,823	2,804,765	2,269,377
Occupancy	303,226	238,318	610,972	429,913
Advertising	49,848	78,806	169,888	130,060
Professional	31,365	183,146	213,265	300,190
Data processing	169,765	53,118	267,619	102,958
Equipment and depreciation	91,979	99,687	171,786	156,540
Other administrative	561,864	348,108	909,366	632,817

Total Noninterest Expense	2,609,213	2,144,006	5,147,661	4,021,855

Income Before Income Taxes	1,897,044	1,123,928	3,419,148	2,242,759
Provision for Income Taxes	758,000	445,000	1,359,000	806,408

Net Income	$1,139,044	$678,928	$2,060,148	$1,436,351

Earnings Per Share
Basic	$0.31	$0.19	$0.56	$0.41

Diluted	$0.30	$0.18	$0.55	$0.40

Epic Bancorp
Press Release
July 18, 2005

EPIC BANCORP AND SUBSIDIARIES
Selected Ratios and Other Data
Unaudited
(Dollars in Thousands Except Per Share Amounts)

	At or For the Three Months Ended June 30,		At or For the Six Months Ended June 30,

	2005	2004	2005	2004

Profitability Ratios:
Return on average assets	1.02%	0.69%	0.93%	1.03%
Return on average equity	18.39%	13.06%	16.98%	23.29%
Net Interest Margin	3.91%	3.56%	3.85%	3.99%
Efficiency ratio	55.5%	59.4%	56.4%	58.8%
Other Information:
Average total assets	$444,591	$395,747	$372,950	$280,193
Average interest earning assets	434,897	387,991	364,172	272,843
Average equity	24,779	20,787	20,026	11,877
Average Basic Shares Outstanding	3,673,345	3,647,556	3,672,215	3,485,862
Average Diluted Shares Outstanding	3,773,822	3,729,629	3,763,639	3,568,239
Basic earnings per share	0.31	0.19	0.56	0.41
Diluted earnings per share	0.30	0.18	0.55	0.40

	At June 30 2005	At December 31 2004

Share Information:
Book value per share	$6.83	$6.32
Shares outstanding	3,673,345	3,665,702
Asset Quality Information:
Non-performing loans	$257	$393
Other real estate owned	—	—
Allowance for loan losses	4,159	3,600
Non-performing loans / total loans	0.07%	0.12%
Non-performing assets / total assets	0.06%	0.09%
Allowance for loan losses / loans outstanding	1.10%	1.09%
Allowance for loan losses / non-accrual loans	1617.59%	916.03%
Tamalpais Bank Capital Ratios:
Tier 1 leverage ratio	7.65%	7.79%
Tier 1 risk based capital ratio	9.19%	10.09%
Total risk based capital ratio	10.49%	11.18%

Epic Bancorp
Press Release
July 18, 2005

EPIC BANCORP AND SUBSIDIARIES
Average Balance Sheets (Unaudited)

	For the Three Months Ended

	6/30/05			6/30/04

(dollars in thousands)	Average Balance	Interest Income/ Expense	Yields Earned/ Paid	Average Balance	Interest Income/ Expense	Yields Earned/ Paid

Assets
Investment securities - taxable (1)	$55,659	$480	3.46%	$84,489	$627	2.98%
Other investments	6,521	74	4.55%	8,837	64	2.91%
Interest bearing deposits in other financial institutions	916	11	4.82%	1,536	13	3.40%
Federal funds sold	2,163	16	2.97%	5,167	13	1.01%
Loans (2)	369,637	6,443	6.99%	287,962	4,653	6.50%

Total Interest Earning Assets	434,896	7,024	6.48%	387,991	5,370	5.57%
Allowance for loan losses	(4,006)			(3,095)
Cash and due from banks	5,796			4,573
Net premises, furniture and equipment	3,083			2,301
Other assets	4,822			3,977

Total Assets	$444,591			$395,747

Liabilities and Shareholders’ Equity
Interest bearing checking	$7,555	12	0.64%	$6,000	9	0.60%
Savings deposits (3)	119,550	686	2.30%	86,686	309	1.43%
Time deposits	140,706	1,041	2.97%	124,895	729	2.35%
Other borrowings	123,478	862	2.80%	126,458	715	2.27%
Junior Subordinated Debentures	10,310	181	7.04%	10,310	128	4.99%

Total Interest Bearing Liabilities	401,599	2,782	2.78%	354,349	1,890	2.15%
Noninterest deposits	15,368			9,780
Other liabilities	2,845			10,831

Total Liabilities	419,812			374,960
Shareholders’ Equity	24,779			20,787

Total Liabilities and Shareholders’ Equity	$444,591			$395,747

Net interest income		$4,242			$3,480

Net interest spread (4)			3.70%			3.42%
Net interest margin (5)			3.91%			3.56%

(1)	The yields for securities were computed using the average amortized cost and therefore do not give effect for changes in fair value.

(2)	Loans, net of unearned income, include non-accrual loans but do not reflect average reserves for possible loan losses.

(3)	Savings deposits include Money Market accounts.

(4)	Net interest spread is the interest differential between total interest earning assets and total interest-bearing liabilities.

(5)	Net interest margin is the net yield on average interest earning assets.

Epic Bancorp
Press Release
July 18, 2005

EPIC BANCORP AND SUBSIDIARIES
Average Balance Sheets (Unaudited)

	For the Six Months Ended

	6/30/05			6/30/04

(dollars in thousands)	Average Balance	Interest Income/ Expense	Yields Earned/ Paid	Average Balance	Interest Income/ Expense	Yields Earned/ Paid

Assets
Investment securities - taxable (1)	$58,395	$985	3.36%	$52,720	$792	3.02%
Other investments	6,559	138	4.20%	6,593	102	3.11%
Interest bearing deposits in other financial institutions	935	21	4.48%	5,964	56	1.89%
Federal funds sold	2,731	36	2.63%	8,409	40	0.96%
Loans (2)	364,585	12,404	6.79%	273,326	8,997	6.62%

Total Interest Earning Assets	433,205	13,584	6.25%	347,012	9,987	5.79%
Allowance for loan losses	(3,920)			(2,949)
Cash and due from banks	5,728			4,586
Net premises, furniture and equipment	2,922			1,980
Other assets	4,470			5,604

Total Assets	$442,405			$356,233

Liabilities and Shareholders’ Equity
Interest bearing checking	$7,775	26	0.67%	$5,955	19	0.64%
Savings deposits (3)	122,992	1,324	2.15%	88,932	629	1.42%
Time deposits	134,618	1,859	2.75%	114,556	1,341	2.35%
Other borrowings	125,385	1,672	2.66%	98,018	1,126	2.31%
Junior Subordinated Debentures	10,310	345	6.67%	10,310	257	5.01%

Total Interest Bearing Liabilities	401,080	5,226	2.60%	317,771	3,372	2.13%
Noninterest deposits	14,453			11,233
Other liabilities	2,611			8,204

Total Liabilities	418,144			337,208
Shareholders’ Equity	24,260			19,025

Total Liabilities and Shareholders’ Equity	$442,404			$356,233

Net interest income		$8,358			$6,615

Net interest spread (4)			3.66%			3.65%
Net interest margin (5)			3.85%			3.82%

(1)	The yields for securities were computed using the average amortized cost and therefore do not give effect for changes in fair value.

(2)	Loans, net of unearned income, include non-accrual loans but do not reflect average reserves for possible loan losses.

(3)	Savings deposits include Money Market accounts.

(4)	Net interest spread is the interest differential between total interest earning assets and total interest-bearing liabilities.

(5)	Net interest margin is the net yield on average interest earning assets.